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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference of our report included in EVI, Inc.'s Form 8-K dated October 20, 1997, as amended by Form 8-K/A dated October 21, 1997, into EVI, Inc.'s filed Registration Statement File Nos. 33-31662, 33-56384, 33-56386, 33-65790,
33-77960, 33-64349, 333-13531 and 333-24133.




ARTHUR ANDERSEN LLP

Houston, Texas
October 21, 1997